SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 25, 2007

BUFFETS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-116897	22-3754018
(Commission File Number)	(IRS Employer Identification No.)

1460 BUFFET WAY,
EAGAN, MINNESOTA	55121
(Address of Principal Executive Offices)	(Zip Code)

(651) 994-8608
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

This Current Report on Form 8-K is being filed to provide information and detail on Buffets Holdings, Inc.’s (the “Company”) calculation of pro forma Covenant EBITDA (as that term is used in the Company’s credit facility) as of June 27, 2007. The Company’s calculation of pro forma Covenant EBITDA is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (d) EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Pro Forma Covenant EBITDA as of June 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 25, 2007

BUFFETS HOLDINGS, INC.

By:	/s/ Keith Wall
Name: Keith Wall
Title : Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Pro Forma Covenant EBITDA as of June 27, 2007.